UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported) September 18, 2006


                              RITE AID CORPORATION
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             (Exact name of registrant as specified in its charter)


        Delaware                     23-1614034                  1-5742
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(State or Other Jurisdiction        (Commission              (IRS Employer
     of Incorporation)              File Number)           Identification No.)


30 Hunter Lane, Camp Hill, Pennsylvania                              17011
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(Address of Principal Executive Offices)                           (Zip Code)


Registrant's telephone number, including area code   (717) 761-2633
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                                      None
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[X] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 7.01. REGULATION FD DISCLOSURE

      Attached as Exhibit 99.1 is a copy of the Frequently Asked Questions that is being posted on Rite Aid Corporation's website in connection with its proposed acquisition of The Jean Coutu Group (PJC), Inc.

      The information in Item 7.01 of this Current Report, including Exhibit 99.1, is being furnished and shall not be deemed "filed" for the purposes of
Section 18 of the Securities Exchange Act of 1934, as amended (the " Exchange Act "), or otherwise subject to the liabilities of that section. The information in Item 7.01 of this Current Report, including Exhibit 99.1, shall not be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended, or the Exchange Act.




Additional Information and Where to Find It

Rite Aid intends to file with the Securities and Exchange Commission a proxy statement in connection with the proposed transaction. The proxy statement will be mailed to the stockholders of Rite Aid. STOCKHOLDERS OF RITE AID ARE ADVISED TO READ THE PROXY STATEMENT WHEN IT BECOMES AVAILABLE, BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION. Such proxy statement (when available) and other relevant documents may also be obtained, free of charge, on the Securities and Exchange Commission's website (http://www.sec.gov) or by contacting our Secretary, Rite Aid Corporation, 30 Hunter Lane, Camp Hill, Pennsylvania 17011.

Participants in the Solicitation

Rite Aid and certain persons may be deemed to be participants in the solicitation of proxies relating to the proposed transaction. The participants in such solicitation may include Rite Aid's executive officers and directors. Further information regarding persons who may be deemed participants will be available in Rite Aid's proxy statement to be filed with the Securities and Exchange Commission in connection with the transaction.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            RITE AID CORPORATION



Dated: September 18, 2006                   By: /s/ Robert B. Sari
                                                -----------------------
                                            Name:  Robert B. Sari
                                            Title: Executive Vice President,
                                                   General Counsel and Secretary


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                                  EXHIBIT INDEX

Exhibit No.     Description

99.1            Frequently Asked Questions